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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT - JULY 1, 1999
                         -----------------------------
                        (Date of Earliest Event Reported)





                             NET COMMAND TECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                                               0-17772
------------------------                                 ---------------------
(State of Incorporation)                                 (Commission File No.)




     112 Second Avenue Northeast, 16th Floor, St. Petersburg, Florida 33701
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               (Address of Principal Executive Offices) (Zip Code)


                                 (727) 898-5707
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                62 Indian Trace, Suite 286, Weston, Florida 33326
                -------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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         ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Please refer to Item 4 filed in the Registrant's Current Report on Form 8-K filed on July 16, 1999.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit 99 Letter addressed to the Commission from Strabala, Ramirez & Associates, Inc.
































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 1999

                                 NET COMMAND TECH, INC.


                                 By: /s/ Charles C. Bream
                                     -------------------------------------
                                     Charles Bream,
                                     President and Chief Executive Officer